Second Quarter 2012 Investor Presentation Exhibit 99.1

Cautionary Statements
Cautionary Statements

This presentation contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management of Ameris Bancorp (the “Company”) uses these non-GAAP measures in its analysis of the Company’s performance. These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management believes that investors may use these non-GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Tangible common equity and
Tier 1 capital ratios are non-GAAP measures. The Company calculates the Tier 1 capital using current call report instructions. The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the
Company. These capital measures may, or may not be necessarily comparable to similar capital measures that may be presented by other companies.
This presentation may contain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”,
“intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition.

Corporate Profile
Corporate Profile
• Headquartered in Moultrie, Georgia
• Founded in 1971 as American Banking Company
• Historically grown through acquisitions of smaller
banks in areas close to existing operations
• Recent growth through de novo expansion
strategy and 10 FDIC-assisted transactions
• Four state footprint with 67 offices
• Approximately 830 FTEs managing 200,000 core
customer accounts
• Assets – $2.9 billion
Loans – $2.0 billion
Deposits – $2.6 billion

Experienced Management Team
Experienced Management Team

NAME / POSITION
EXPERIENCE
(Banking / Ameris)
PREVIOUS
EXPERIENCE
Edwin W. Hortman Jr.
Chief Executive Officer
32/14
Colony Bankcorp, Inc.
Andrew B. Cheney
EVP & Chief Operating Officer
36/3
Barnett Bank, Mercantile Bank
Dennis J. Zember Jr.
EVP & Chief Financial Officer
19/7
Flag Financial Corporation
Jon S. Edwards
EVP & Chief Credit Officer
28/13
NationsBank, Federal Reserve
Stephen A. Melton
EVP, Chief Risk Officer
32/2
Columbus Bank & Trust (lead bank SNV)
Cindi H. Lewis
EVP, Chief Administrative Officer
36/36
Officer at Ameris Bank since 1987
T. Stan Limerick
EVP, Chief Information Officer
7/1
Whitney National Bank
Management and Board Ownership of Approximately 7%

Current Focus
Current Focus
Position Ameris Bank as a Consolidator in our 4 Southeastern States
• FDIC Assisted acquisitions – Slowing pipeline of opportunities but our markets still have majority of potential deals. Interest in both Strategic (builds market share) and Financial
(builds excess TCE and T1 capital).
• Traditional M&A – Early stages of a growing pipeline of opportunities in our footprint on larger, thinly capitalized institutions
Realize the positive impacts of our Earnings Strategies
• Build momentum on growing earning assets and additional revenue opportunities
• Build unique non-interest lines of businesses to drive non-interest income to top quartile of our peer group
• Gain operating leverage from continued consolidation.  Significantly reduce non-provision credit related costs such that strong PTPP earnings drive higher EPS.
Continue Improving Credit Quality
• Continue to manage strategies that restore historic quality to our Balance Sheet
• Reduce credit-related operating expenses incrementally throughout 2012

Second Quarter Update
Second Quarter Update

(1) Excludes covered assets, where applicable
dollars in millions, except per share data Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Change
BALANCE SHEET
Assets $2,857 $3,010 $2,994 $3,043 $2,920
2.21%
Loans, net 1,812 1,929 1,868 1,949 1,941
7.12
Tang Common Equity / Assets 7.78% 7.96% 7.96% 7.95% 8.41%
8.10
Tangible Book Value $9.34 $10.08 $10.06 $10.15 $10.29
10.17
PERFORMANCE
Pre-tax, pre-credit earnings $13,491 $15,433 $15,030 $13,634 $14,700
8.96%
as a percentage of average
assets 1.89% 2.05% 2.01% 1.79% 2.01%
Revenue (ex acquisition gains) $34,727 $34,880 $35,259 $34,954 $37,756
8.72
as a percentage of average
assets 4.86% 4.64% 4.71% 4.59% 5.17%
OPEX (ex credit costs) $18,720 $20,501 $20,926 $21,507 $23,200
23.93
as a percentage of average
assets 2.62% 2.72% 2.80% 2.83% 3.18%
Diluted earnings per share 0.06 0.66 0.01 0.19 0.07
16.67
Net interest margin (TE) 4.21% 4.44% 5.21% 4.48% 4.66%
10.69
Efficiency ratio (ex credit costs) 53.91% 58.78% 59.35% 61.53% 61.45%
13.99
CREDIT QUALITY
(1)
NPAs / Assets 4.27% 3.77% 4.05% 3.03% 2.89%
(32.32)%
Classified Assets / Capital 49.27 41.78 43.93 35.07 32.05
(34.95)
Reserves / Loans 2.54 2.57 2.64 2.17 1.92
(24.41)
Reserves / NPLs 57.02 59.66 49.64 54.90 58.98
3.44

Earnings Growth –
Expansion/Remix of Earning Assets
Short-term plan to convert low yielding assets into traditional earning asset mix
Pickup in net interest income from the strategy is approximately
$26.1 million

Balance Type
84,440 Legacy NPAs
83,467  Covered OREO
203,801 FDIC receivable
151,225 Covered NPLs
111,251 S/T assets
634,184 Total Low Yielding Assets
Balance
Type
475,638 Loans
(75% weighting, 5.00% yields)
126,836 Investments
(20% weight, 2.00% yields)
31,710 S/T assets
(5% weighting, 0.25% yields)
634,184 Traditional E/A mix
•
Majority of the conversion of low yielding assets
expected inside of 2 years
•
Cash flows here do not factor in “growth”.
Management believes growth is possible and costs of
new deposits in 2Q 2012 was approximately 0.40%.
•
Reshuffling asset mix is 100% incremental to ROA
•
After tax pickup of $0.71 per share and 57bps improvement
in ROA
•
Loan generation engine in place, focused on lending niches,
larger relationships in growth markets, existing customers
•
Some loan growth may come from additional FDIC
transactions where assets have higher yields than calculated here

Non-Interest Income to Assets
1.50%
1.25%
1.00%
0.75%
0.50%
Ameris Bank
Over $3 billion UBPR
0.82%
0.82%
0.84%
0.82%
0.93%
0.90%
0.97%
1.21%
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
2Q 12

Mortgage Revenue
4,000
3,000
2,000
1,000
0
713
806
450
382
930
1,209
1,475
3,001
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
2Q 12

Earnings Growth –
Non-interest Income
Significant growth in mortgage revenue – currently all from retail activities
• Still hiring highly experienced, high volume teams
• Current retail production is $20mm per month, potential
and platform to double in 12-18 months
Started wholesale activities in 2Q 2012
• Hiring experienced relationship managers from large
wholesale players
• Larger volume opportunity in wholesale relative to retail
activities

Serious about building strength and diversification in non-
interest income sources
• Moving away from deposit charges
• Researching unique lines of business
• Momentum in our numbers coming from mortgage
revenue.  We believe we can duplicate that strategy with
other LOBs by hiring expertise.
Peer group comparison are banks greater than $3 billion.
• BOLI transaction in the 3Q will increase annual revenue by
$2.6 million and NII/Assets by 0.07%

Earnings Growth –
Continued growth in Revenue
Revenue growth through this cycle with
opportunistic strategies:
• 27.4% - CGR for mortgage related revenue
• 23.6% - CGR for debit interchange fees
• 7.8% - CGR for analysis and overdraft fees
• 2011 revenue gains boosted by improved net interest margins from deployment of short-term assets
• 2012-2015 strategy demands:
• Diversification of revenue with more emphasis on highly profitable non-interest income LOB’s that enhance ROA and reduce burden on capital leverage
• Protect our advantage from strong net interest margins with emphasis on creating a highly favorable funding mix

• 15.0% compounded annual growth rate in total
revenue over the last three years
• Revenue has grown twice as fast as earning assets
• Significant amount of assets that will be deployed
over the next 3 years that will significantly boost
revenue and earnings

Earnings Growth –
Operating Expense Leverage

5 Facts that Point To Significant Leverage in Operating Expense
SAD department fully staffed
• $5.2 million in annualized cost will trend down over the next couple years as covered and classified assets decrease
Corporate functions can accommodate growth with very little incremental cost
• Incorporated 10 acquisitions and $1.7 billion in assets in less than 30 months with only 16 additions in staff (excluding
SAD functions)
• Headed by business experts with significant experience.  Understand the efficiency element of M&A.
FDIC Insurance is going to decrease substantially
• $4.1 million reduction in FDIC insurance starting in January 2013 when the prepaid assessment is fully amortized
M&A opportunities exist where primary catalyst for the deal is operating leverage
• Our M&A strategy is building in existing markets where we can leverage current management and facilities
• Our core processor contract allows for 50% reduction in processing costs
• Believe we can integrate targets with less than 2.00% incremental opex/assets
Non-provision credit costs are moderating quickly
• $3.4 million in 2Q 2012 vs. $12.7 million in 1Q 2012 and $24.7 million in FY 2011.  Expect moderation in these costs in
2H 2012 and into 2013 as credit quality has improved to peer level

$1,200
$1,000
$800
$600
$400
37.0%
26.0%
15.0%
Deposits costing less than 0.25%
% of total funding
25%
35%
$539
$524
$539
$630
$685
$688
$734
$779
$922
$916
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
2Q 12

DDA, 17%
MMDA, 24%
Retail Time, 30%
NOW & Sav, 27%
Brokered, 2%

Local Deposit Customers
Local Deposit Customers
Drive Profitability & Long Term Franchise Value Drive Profitability & Long Term Franchise Value

• 34.9%
- Growth rate in Non-interest Bearing Demand during last 12 months
• 64.5%
- Percentage of deposits in retail oriented transaction style accounts
• 98.0%
- Percentage of Bank’s total funding through deposits that “walks through our front doors” (2Q ‘12)
Deposit Composition – 6/30/12 “Zero” cost deposits – 6/30/12
“Zero” cost deposits include non-interest bearing checking, NOW accounts and Savings accounts that cost less than 0.25%
and are deemed to have very little sensitivity to changing interest rates..

Net Interest Margin
Net Interest Margin

(1) Maturity and Repricing Opportunity are amounts and yields maturing in the designated quarter
(2) Ameris Bank net interest margin on a fully taxable-equivalent basis, excludes H/C level TRUPs
.
Net Interest Margin Net Interest Margin
(2) (2)
(%) (%)
“Acquisition Yields”
Loans CDs
Quarter Yield Quarter Yield
Q3 '11 5.62% Q3 '11 0.96%
Q4 '11 5.38% Q4 '11 0.67%
Q1 '12 5.48% Q1 '12 0.65%
Q2 '12 5.45% Q2 '12 0.54%
Maturity & Repricing Opportunity
(1)
(1)
)
Upcoming Maturities and Expected Renewals:
Quarter Loans - Balance
Maturing
Yield
Quarter CDs - Balance
Maturing
Cost
Q3 '12 $  144,165 5.82% Q3 '12 $  232,812 1.05%
Q4 '12 $  123,207 5.98% Q4 '12 $  186,914 0.89%
• Maturing Balances and yields relative to “Acquisition Yields” are still in Ameris Bank’s favor
• 53.5% - Increase in new loan volume in Q2 2012 vs. Q3 2011
4.15
4.07
4.45
4.66

11.00
9.50
8.00
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

13.0%
11.0%
9.0%
7.0%
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

Significant Capital Strength
Significant Capital Strength
Adequate for TARP repayment and further growth Adequate for TARP repayment and further growth
(1) Tangible book value per share adjusted for stock dividends

Growing Tangible Book Value
Significant Capital left to Leverage
• 9.95% - Proforma Tier 1 capital assuming
TARP repayment
• 8.40% Proforma TCE / TA assuming TARP
repayment
•
Additional growth of $1.36 billion possible
(leverages T1 Leverage to 8.00%) with no
additional earnings or capital raise
• 10.2% increase in TBV over the past year
• Successfully earned our way through the
economic cycle with strong core earnings
from our “core/relationship” oriented
balance sheet
$9.35
$9.22
$9.20
$9.34
$10.08
$10.06
$10.15
$10.29
12.2%
12.0%
11.1%
10.2%
10.6% 10.6%
10.9%
11.0%
11.5%
Tier 1 Leverage Ratio

FDIC-Assisted Acquisitions –
FDIC-Assisted Acquisitions –
leading the nation in number of deals
leading the nation in number of deals

• Line of business - experienced teams managing workout of assets, fair value experienced teams managing workout of assets, fair value accounting and data conversions accounting and data conversions
• Self-capitalizing - acquisition gain plus subsequent earnings have capitalized acquisition gain plus subsequent earnings have capitalized approximately 5.50% of acquired assets approximately 5.50% of acquired assets
• Serious about Cost Savings – – 10 of the 25 offices acquired have been closed or are 10 of the 25 offices acquired have been closed or are scheduled to close before EOY 2012 scheduled to close before EOY 2012
Bank Acquisition Date Assets, FV Deposits, FV Discount Bid Deposit Premium
Gain/
(Goodwill)
American United Bank Oct-09 120,994 100,470 (19,645) 262 12,445
United Security Bank Nov-09 169,172 141,094 (32,615) 228 26,121
Satilla Community Bank May-10 84,342 75,530 (14,395) 92 8,208
First Bank of Jacksonville Oct-10 77,705 71,869 (4,810) - 2,382
Tifton Banking Company Nov-10 132,036 132,939 (3,973) - (955)
Darby Bank & Trust Nov-10 598,204 444,100 (45,002) - 4,211
One Georgia Bank Jul-11 184,344 160,711 (22,500) - 6,000
High Trust Bank Jul-11 183,880 170,967 (33,500) - 14,308
Central Bank of Georgia Feb-12 261,289 261,036 (33,900) - 20,037
Montgomery Bank and Trust Jul-12 18,117 156,647 - - -
1,830,083 1,715,363 (210,340) 582 92,757

170
145
120
95
70
148
162
156
158
157
144
145
137
131
130
126
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

170
130
90
50
137
159
155
151
148
153
150
139
130
127
119
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

Potential Consolidation Opportunities
Potential Consolidation Opportunities
(data for banks in our four state footprint) (data for banks in our four state footprint)
“Loss-Share” M&A Opportunities
(2)
(1)
Banks in Ga, Fl, Al and SC with Texas Ratio over 50% but below 100%.  Total assets under $2 billion. Excludes banks with covered assets
(2)
Banks in Ga, Fl, Al and SC with Texas Ratio over 100%.  Total assets under $2 billion.  Excludes banks with covered assets

Traditional M&A Opportunities
(1)
“Traditional” M&A
“Loss-Share” M&A
• Majority remaining are smaller banks where consolidation
opportunities would favor Ameris Bank
• Average assets of approximately $250 million
• Regulatory pressure to “make something happen” on capital levels and problem assets
• Average Tier 1 leverage (incl h/c debt) of approximately 5.00%
• 20% of all banks under $2 billion in our four states have Tx ratio between 50% and 100%
• Some improvement in number of “problem” banks, but
almost always from deleveraging vs. new capital or earnings
growth
• Credit marks in purchase transaction are very punitive given levels of classified assets and limit acquirers ability to
maintain TBV levels in recapitalization
• These banks are receiving significant pressure from regulatory agencies to strategically develop sources of capital and a
rapid path to profitability
• Similar in average assets to “loss share” M&A opportunities
• 20%
of all banks under $2 billion in our four states have Tx
ratio over 100%

• Diversified loan portfolio across five regions
– Inland Georgia – 51%
– Coastal Georgia – 15%
– Alabama – 9%
• In-house lending limit of $7.5 million versus $75 million legal limit
– 4 loans greater than $5 million
• Loan participations less than 1.00% of total loans
• Aggressive management of concentrations of credit
•
Top 25 relationships
are only 10.3% of total loans
Loan Portfolio Detail
Loan Portfolio Detail

Loan Portfolio Detail – 6/30/12
– South Carolina – 13%
– Florida – 12%
Loan Type
Average Loan
Size Average Rate
Commercial R/E $    325,927 5.49%
C&D 108,310 5.52
Residential 67,919 5.91
C&I 54,415 5.19
Consumer 6,949 6.68
Agriculture 113,720 5.90
Total $     77,452 5.66%

Loan Pipeline EOQ (in 000's)
$300.0
$200.0
$100.0
$0.0
$120.4
$168.1
$139.7
$197.5
$264.9
4Q 09
1Q 10
2Q 10
3Q 10
4Q 10

Commercial R/E, 48.3%
Construction, 1.8%
Residential R/E, 15.0%
Comm'l, Finc'l & Agriculture, 34.9%

Loan Growth Opportunity
• Leveraging presence in new markets (top five markets
account for 70% of pipeline:
Atlanta, Jacksonville, Columbia, Tallahassee, Charleston
• Upgrading production positions in key markets
production.
• Expanding Mortgage Strategy
Jumbo mortgages, wholesale, warehouse LOC
• Leveraging Agricultural expertise
• Specialty lines of business that would diversify loan
portfolio
Growth in Loan Pipelines
Lending Strategies
• Yields on current production exceed 5.40%
• 2/3
rds
of production is with existing
customers
– higher rates (40bps-50bps from
relationships)
• Diversified loan types – not solely chasing
CRE or competing with low rates that do not
compensate for term or quality

Portfolio Diversification by Type
limited changes to expense base but higher levels of quality better yields than in CRE due to limited competition

100
75
50
25
0
$92
$88
$79
$68
$61
$59
$70
$52
$44
$41
$49
$52
$57
$59
$51
$47
$37
$36
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
NPLs
OREO

Credit Quality – Substantial Improvement
Breakdown of OREO by Type
• Values are appropriate for sale to end users
• 1Q 2012 Disposal activity – More aggressive
posture resulted in a $31.2 million reduction in
classified assets at 63%, net of reserves
Trends in NPA’s
OREO
• NPLs down 52% from their peak levels over
2 years ago

AGRE Land,
$0.05 , 0%
Subdiv & lots,
$6.30 , 17%
SFR, $2.80 , 8%
CML Land,
$10.00 , 28%
CML Properties,
$7.10 , 20%
RRE Land, $9.60
, 27%

$60.0
$45.0
$30.0
$15.0
$0.0
$55.4
$24.3
$35.6
$28.9
$17.2
$10.9
$9.0
$14.1
$24.1
$12.5
$9.4
4Q 09
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
2Q 12

•

$120
$60
$0
$56.7
$35.5
$100.6
$37.9
Classified - Accruing 62.6%
Non-Accruing 37.7%
Original Appraisal
Current Book Balance

Credit Cycle
Credit Cycle

Average Quarterly “In-migration” of problem
loans:
2010: $ 26.5mm
• 2011: $ 14.5mm
• 2012 (1H) $ 10.9mm
(1)  Cumulative losses defined as provision for loan losses plus  (gains)/losses on the sale of OREO
(2)  Net Book balance of classified loans and non-accruing loans is net of specific LLRs
In-Migration of New Problem Loans
(1)
Conservative Carrying Values of Classified Assets
(2)
• 45% Decline – In-migration of new non-
accrual loans down significantly in 2011 over
2010
• 4   quarter 2011 increase in in-migration was
concentrated in several larger relationships.
All have resolution strategies implemented
• Management anticipates continued trends of
lower in-migration for 2H 2012 over 2011
levels, although not visually linear
th

Second Quarter 2012 Investor Presentation